UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024 (May 1, 2024)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

1-5324	EVERSOURCE ENERGY (a Massachusetts voluntary association) 300 Cadwell Drive Springfield, Massachusetts 01104 Telephone: (800) 286-5000	04-2147929

0-00404	THE CONNECTICUT LIGHT AND POWER COMPANY (a Connecticut corporation) 107 Selden Street Berlin, Connecticut 06037-1616 Telephone: (800) 286-5000	06-0303850

1-02301	NSTAR ELECTRIC COMPANY (a Massachusetts corporation) 800 Boylston Street Boston, Massachusetts 02199 Telephone: (800) 286-5000	04-1278810

1-6392	PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (a New Hampshire corporation) Energy Park 780 North Commercial Street Manchester, New Hampshire 03101-1134 Telephone: (800) 286-5000	02-0181050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Eversource Energy	Common Shares, $5.00 par value per share	ES	New York Stock Exchange
The Connecticut Light and Power Company	None	N/A	N/A
NSTAR Electric Company	None	N/A	N/A
Public Service Company of New Hampshire	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Eversource Energy	☐
The Connecticut Light and Power Company	☐
NSTAR Electric Company	☐
Public Service Company of New Hampshire	☐

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Conditions.

On May 1, 2024, Eversource Energy (the “Company”) issued a news release announcing its unaudited results of operations for the three months ended March 31, 2024, and related financial information for certain of its subsidiaries as of and for the same period. A copy of the news release and related unaudited financial reports are attached as Exhibits 99.1 and 99.2, and are incorporated herein by reference thereto.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) nor incorporated by reference in any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act of 1933, as amended (the “Securities Act”), unless specified otherwise.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)           On May 1, 2024, the Company held its 2024 Annual Meeting of Shareholders.

(b)           Shareholders voted on the proposals set forth below. For more information on the following proposals, see the Company’s Proxy Statement dated March 22, 2024. On March 5, 2024, the record date for the Annual Meeting, there were 350,726,912 common shares outstanding and entitled to vote. At the Annual Meeting, 313,264,160 common shares were represented, in person or by proxy, constituting a quorum.

(1)           Election of Trustees. The shareholders elected each of the nine nominees to the Board of Trustees for a one-year term by a majority of the outstanding common shares:

Trustee	For	Against	Abstained	Broker Non-Votes
Cotton M. Cleveland	247,624,956	36,292,337	828,531	28,518,334
Linda Dorcena Forry	279,341,554	4,556,129	848,142	28,518,334
Gregory M. Jones	279,188,450	4,659,706	897,668	28,518,334
Lorretta D. Keane	281,686,380	2,234,817	824,628	28,518,334
John Y. Kim	278,351,267	5,556,493	838,065	28,518,334
David H. Long	276,340,578	7,560,805	844,442	28,518,334
Joseph R. Nolan, Jr.	249,774,655	33,486,908	1,484,261	28,518,334
Daniel J. Nova	281,329,889	2,545,778	870,158	28,518,334
Frederica M. Williams	261,821,952	22,081,112	842,760	28,518,334

(2)           The shareholders approved, on an advisory basis, the compensation of the Company’s 2023 Named Executive Officers:

For	Against	Abstained	Broker Non-Votes
241,625,181	40,687,963	2,432,680	28,518,334

(3)           The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024:

For	Against	Abstained	Broker Non-Votes
290,149,346	21,403,597	1,711,216	0

(4)           The shareholders approved a shareholder proposal titled “Simple Majority Vote.”

For	Against	Abstained	Broker Non-Votes
265,925,082	11,998,641	6,822,102	28,518,334

Section 7	Regulation FD

Item 7.01	Regulation FD Disclosure.

On May 2, 2024, Eversource Energy will webcast a conference call with financial analysts during which senior management will discuss the Company’s financial performance through the first quarter of 2024. The webcast will be accessible from the Investors section of the Eversource Energy website at www.eversource.com. Attached as Exhibit 99.3 and incorporated herein by reference are the slides to be discussed by Eversource Energy during the conference call.

The information contained in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” with the SEC nor incorporated by reference into any registration statement filed by Eversource Energy or any subsidiary thereof under the Securities Act, unless specified otherwise.

Section 8	Other Events

Item 8.01	Other Events.

On May 1, 2024, the Board of Trustees of the Company appointed Daniel J. Nova as the Lead Independent Trustee and the Chair of the Compensation Committee. Mr. Nova has been a General Partner of Highland Capital Partners, a global venture capital firm, since 1996. From October 2020 to December 2022, Mr. Nova also served as the Chief Investment Officer and a director of Highland Transcend Partners I Corp., a publicly traded special purpose acquisition company. Mr. Nova currently serves as a director and a member of the Audit and Compensation Committees of Rent the Runway, Inc., a publicly traded online subscription service for clothing, and he serves as a director and member of the Compensation Committee of ThredUp Inc., a publicly traded online resale platform.

The Board of Trustees also appointed Loretta D. Keane as the Chair of the Audit Committee and affirmatively determined that Ms. Keane is an “audit committee financial expert” as defined by the SEC. Ms. Keane has served as Chief Financial Officer of Arcadia Solutions, LLC, a Boston based healthcare data platform service provider, since 2018. Ms. Keane’s career includes nearly 40 years in accounting and finance, including the last 26 years serving as the chief financial officer for several software and technology-enabled service companies. She is familiar with Audit Committee functions through her service as Vice Chair of the Audit Committee, having served in that role since January 1, 2023. She began her career as a Certified Public Accountant for PricewaterhouseCoopers in the Boston and London offices.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	News Release of Eversource Energy dated May 1, 2024.
99.2	Financial Report for the three months ended March 31, 2024.
99.3	May 2, 2024 presentation slides.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY THE CONNECTICUT LIGHT AND POWER COMPANY NSTAR ELECTRIC COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE (Registrants)

May 1, 2024
	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and Chief Accounting Officer